EXHIBIT 13.2
CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Amendment No. 1 to the Annual Report of JED Oil Inc. (the “Company”) on Form 20-F for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard D. Carmichael, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 6, 2007

/s/ Richard D. Carmichael Richard D. Carmichael
Chief Financial Officer